J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Prime Money Market Fund

JPMORGAN TRUST II

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(Academy Shares)

(each, a “Fund” and together, the “Funds”)

Supplement dated May 12, 2023

to the Summary Prospectuses and Prospectus dated July 1, 2022, as Supplemented

Effective immediately, the first paragraph of the “Risk/Return Summary — Purchase and Sale of Fund Shares” section in the Summary Prospectuses and Prospectus for each Fund is deleted in its entirety and replaced with the following:

The Fund’s Academy Shares are offered to clients of Academy Securities, Inc. and its affiliates (collectively, Academy Clients). Academy Clients may purchase the Academy Shares through accounts maintained with Academy Securities, Inc. or its affiliates. Academy Shares may also be purchased through an electronic-trading platform sponsored by JPMorgan or its affiliates, or through platforms maintained by other financial intermediaries for which JPMIM has contracted with Academy Securities, Inc. to provide marketing support services.

Also, effective immediately, the first paragraph of the “How Your Account Works” section of the Prospectus for the Funds is deleted in its entirety and replaced with the following:

The Fund’s Academy Shares are offered to clients of Academy Securities, Inc. and its affiliates (collectively, Academy Clients). Academy Clients may purchase the Academy Shares through accounts maintained with Academy Securities, Inc. or its affiliates. Academy Shares may also be purchased through an electronic-trading platform sponsored by JPMorgan or its affiliates, or through platforms maintained by other financial intermediaries for which JPMIM has contracted with Academy Securities, Inc. to provide marketing support services. Academy Securities, Inc. may impose policies, limitations and fees which are different than those described herein.

Also, effective immediately, the following disclosure will be added as a second paragraph to the “The Funds’ Management and Administration — Additional Compensation to Financial Intermediaries” section of the Prospectus for the Funds:

In addition, JPMIM may, out of its expense and legitimate profits, make payments to Academy Securities, Inc. for marketing support in connection with Academy Shares that are offered through other Financial Intermediaries. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of Academy Shares on a sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees on Academy Securities, Inc.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUS FOR FUTURE REFERENCE

SUP-MMACAD-523